UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue

Omaha, Nebraska 68154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 331-7856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On September 18, 2017, in connection with the closing of the Merger described in Item 2.01 below, TD Ameritrade Holding Corporation, a Delaware corporation (the “Company”), The Toronto-Dominion Bank (“TD Bank”), TD Luxembourg International Holdings S.à r.l. (“TD Lux”), Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 (the “Voting Trust”) (in such capacity, the sole stockholder of Scottrade (the “Stockholder”)), and the other stockholders described therein (the “Ricketts Stockholders”) entered into a registration rights agreement (the “Registration Rights Agreement”) providing each of TD Bank, TD Lux, the Stockholder, and the Ricketts Stockholders with certain customary registration rights with respect to their respective shares of the Company’s common stock, par value $0.01 per share (the “Company Shares”). Pursuant to the Registration Rights Agreement, each of TD Bank, TD Lux, the Stockholder and the Ricketts Stockholders are entitled to certain customary demand registration, shelf takedown and piggyback registration rights with respect to their respective Company Shares, subject to certain customary limitations (including with respect to minimum offering size and maximum number of demands and underwritten shelf takedowns within certain periods). With respect to TD Bank, TD Lux and the Ricketts Stockholders, the Registration Rights Agreement supersedes and replaces the Amended and Restated Registration Rights Agreement, dated as of June 22, 2005, by and among the Company, TD Bank and the Ricketts Stockholders.

The foregoing description of the Registration Rights Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Riney Stockholders Agreement

On September 18, 2017, in connection with the closing of the Merger described in Item 2.01 below, the Company and the Stockholder entered into a stockholders agreement (the “Riney Stockholders Agreement”), setting forth, among other things, certain rights and obligations of the Stockholder as a stockholder of the Company, including limitations on the acquisition of additional equity interests in the Company, customary standstill restrictions and prohibitions on taking certain actions relating to the Company, transfer restrictions and voting arrangements relating to the election or removal of directors as provided in the Stockholders Agreement among the Company, TD Bank and the Ricketts Stockholders, dated as of June 22, 2005, as amended (the “TD Stockholders Agreement”).

The Riney Stockholders Agreement prohibits the Stockholder and its permitted transferees from transferring Company Shares unless such transfer is not to a transferee who following such transfer would hold 5% or more of the Company Shares, subject to certain exceptions. The Riney Stockholders Agreement also requires the Stockholder to vote its Company Shares in favor of each director candidate nominated for election to the Board of Directors of the Company (the “Board”) pursuant to the terms of the TD Stockholders Agreement. The Riney Stockholders Agreement also contains customary standstill provisions and generally prohibits the Stockholder and its permitted transferees from acquiring any additional Company Shares.

The Riney Stockholders Agreement will terminate on the earliest of (1) on or prior to the third anniversary of the date of the Riney Stockholders Agreement, the date on which the Stockholder and its permitted transferees cease to beneficially own at least 66 2/3% of the Company Shares acquired by the Stockholder as Stock Consideration (as described in Item 2.01 below) in the Merger, (2) after the third anniversary of the date of the Riney Stockholders Agreement, the date on which the Stockholder and its permitted transferees cease to beneficially own at least 85% of the Company Shares acquired by the Stockholder as Stock Consideration in the Merger, and (3) at the election of the Stockholder upon not less than six months’ prior irrevocable notice to the Company, on a date following the fourth anniversary of the date of the Riney Stockholders Agreement (provided that certain standstill restrictions will continue for a period of six months after the date of such termination).

The foregoing description of the Riney Stockholders Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Riney Stockholders Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

TD Stockholders Agreement Amendment Termination

On September 18, 2017, the Company, TD Bank and TD Lux entered into a letter agreement (the “Amendment Termination Letter”) terminating the previous letter agreement amending the TD Stockholders Agreement (the “Previous Amendment Letter”), effective immediately. The Previous Amendment Letter was entered into by the Company, TD Bank and TD Lux on October 24, 2016, in order to accommodate the contemplated appointment of Rodger O. Riney to the Board following the closing of the Merger (as defined below). As described in Item 8.01 below, in lieu of being appointed to the Board as a director, Mr. Riney accepted a position as Special Advisor to the President & CEO of the Company.

The foregoing description of the Amendment Termination Letter and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment Termination Letter, which is attached hereto as Exhibit 10.3 and incorporated herein by reference. The Previous Amendment Letter was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2016 and is also incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 18, 2017, pursuant to the Agreement and Plan of Merger, dated as of October 24, 2016 (the “Merger Agreement”) by and among the Company, Scottrade Financial Services, Inc., a Delaware corporation (“Scottrade”), the Stockholder, and Alto Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Scottrade (the “Merger”), with Scottrade surviving as a wholly owned subsidiary of the Company.

Immediately prior to the closing of the Merger, pursuant to the terms and conditions set forth in a separate Agreement and Plan of Merger (the “Bank Merger Agreement”), Scottrade Bank, a federal savings association which was a wholly owned subsidiary of Scottrade (“Scottrade Bank”), merged with and into TD Bank, N.A. (“TDBNA”), a wholly owned subsidiary of TD Bank (the “Bank Merger”). The aggregate cash consideration paid by TDBNA or one of its affiliates to Scottrade in the Bank Merger was an amount equal to a good faith estimate of Scottrade Bank’s tangible stockholders’ equity at closing, subject to certain adjustments (the “Estimated Bank Merger Consideration”). The Estimated Bank Merger Consideration paid by TDBNA at the closing of the Bank Merger was $1,374,613,244, and is subject to a customary post-closing adjustment process. The Estimated Bank Merger Consideration paid by TDBNA was used to fund a portion of the consideration payable by the Company in the Merger.

Immediately prior to the closing of the Merger, the Company also issued to TD Lux 11,074,197 Company Shares at a price of $36.12 per share, for an aggregate purchase price of approximately $400 million pursuant to the Subscription Agreement, dated as of October 24, 2016 (the “Subscription Agreement”), by and among the Company, TD Bank and TD Lux, in satisfaction of certain stock purchase rights of TD Bank and TD Lux set forth in the TD Stockholders Agreement. TD Bank owns approximately 42% of the outstanding Company Shares. Additional information regarding the relationship between TD Bank and the Company is described in the Company’s definitive proxy statement for the Company’s 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on January 4, 2017.

Pursuant to the terms and conditions set forth in the Merger Agreement, the aggregate consideration paid at the closing of the Merger by the Company in respect of all shares of Class A common stock, par value $0.01 per share, and all shares of Class B common stock, par value $0.01 per share, of Scottrade, consisted of 27,685,493 Company Shares (the “Stock Consideration”), and $3.0 billion in cash, less certain of Scottrade’s transaction expenses and subject to certain adjustments (the “Estimated Cash Consideration”), each as provided for in the Merger Agreement. The Estimated Cash Consideration paid by the Company at the closing of the Merger was $3,072,934,912, and is subject to a customary post-closing adjustment process.

At the closing of the Merger, 1,736,815 Company Shares otherwise payable to the Stockholder, comprising a portion of the Stock Consideration, were deposited into a third-party custodian account (the “Escrow Account”) pursuant to an escrow agreement to secure certain indemnification obligations of the Stockholder under the Merger Agreement. At the closing of the Merger, the Company also deposited into a separate third-party custodian account pursuant to a separate escrow agreement, at the direction of TDBNA, $137,461,324 (a portion of the Estimated Cash Consideration equal to 10% of the Estimated Bank Merger Consideration) to secure certain indemnification obligations of the Stockholder to TDBNA under the Bank Merger Agreement.

The Estimated Cash Consideration was funded with the net proceeds received from the Company’s previously disclosed issuance of senior notes on April 24, 2017, the Estimated Bank Merger Consideration paid by TDBNA and cash on hand.

The foregoing description of the Merger Agreement, the Subscription Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of each of the Merger Agreement and the Subscription Agreement. The Merger Agreement is incorporated herein by reference as Exhibit 2.1 and the Subscription Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2016 and is also incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The issuances of Company Shares pursuant to the Merger Agreement and the Subscription Agreement in connection with the transactions described in Items 1.01 and 2.01 above were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the SEC promulgated thereunder. The Company Shares issued pursuant to the Merger Agreement were issued to the Stockholder, an accredited investor, and the Company Shares issued pursuant to the Subscription Agreement were issued to TD Lux, an accredited investor. The disclosures regarding the Merger Agreement, the Subscription Agreement and the transactions contemplated thereby under Items 1.01 and 2.01 above are incorporated in this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2017, the Company issued a press release announcing the closing of the Merger and the Company’s acquisition of Scottrade. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information provided pursuant to this Item 7.01 is being furnished and shall not be deemed to be “filed” with the SEC or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On September 18, 2017, in lieu of being appointed to the Board as a director, as provided in the form of the Riney Stockholders Agreement attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 28, 2016, Rodger O. Riney accepted a position as Special Advisor to the President & CEO of the Company. The Riney Stockholders Agreement does not provide for Mr. Riney to be appointed as a director of the Company or to designate a replacement director in his stead.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 24, 2016, by and among Scottrade Financial Services, Inc., Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012, TD Ameritrade Holding Corporation and Alto Acquisition Corp. (Attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 28, 2016, and incorporated herein by reference).

10.1	Registration Rights Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation, The Toronto-Dominion Bank, TD Luxembourg International Holdings S.à r.l., Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 and the other stockholders described therein.

10.2	Stockholders Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation and Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012.

10.3	Letter Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation, The Toronto-Dominion Bank and TD Luxembourg International Holdings S.à r.l.

99.1	Press Release, dated September 18, 2017.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 24, 2016, by and among Scottrade Financial Services, Inc., Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012, TD Ameritrade Holding Corporation and Alto Acquisition Corp. (Attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 28, 2016, and incorporated herein by reference).

10.1	Registration Rights Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation, The Toronto-Dominion Bank, TD Luxembourg International Holdings S.à r.l., Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 and the other stockholders described therein.

10.2	Stockholders Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation and Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012.

10.3	Letter Agreement, dated as of September 18, 2017, by and among TD Ameritrade Holding Corporation, The Toronto-Dominion Bank and TD Luxembourg International Holdings S.à r.l.

99.1	Press Release, dated September 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: September 18, 2017
	By:	/s/ Ellen L.S. Koplow
	Name:	Ellen L.S. Koplow
	Title:	Executive Vice President, General Counsel